UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

New Mountain Private Credit Fund

(Exact name of Registrant as specified in its charter)

Maryland	000-56694	99-6860731
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2025, New Mountain Private Credit Fund SPV I, L.L.C., (“NEWCRED SPV”), a wholly owned subsidiary of New Mountain Private Credit Fund (the “Company”), and the Company entered into the Second Amendment (the “Second Amendment”) to the First Amended and Restated Credit Agreement (together with the exhibits and schedules thereto, the “Credit Agreement”) by and among NEWCRED SPV, as borrower, the Company, as equityholder and as collateral manager, the lenders from time to time party thereto, GS ASL LLC, as administrative agent, Goldman Sachs Bank USA, as syndication agent, and Western Alliance Trust Company, N.A., as collateral administrator, collateral agent and collateral custodian. Unless otherwise defined, the terms herein shall have the meaning ascribed to them in the Credit Agreement.

The Second Amendment amended the Credit Agreement to, among other things: (i) extend the Reinvestment Period Date from December 2027 to December 2028; (ii) extend the Facility Maturity Date from December 2029 to December 2030; and (iii) reduce the Spread from S + 2.20% to S + 1.75%. All other terms of the Credit Agreement shall remain in full force and effect.

The foregoing description of the Second Amendment is qualified in its entirety by reference to a copy of the Second Amendment, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN PRIVATE CREDIT FUND

By:	/s/ Eric Kane
Name:	Eric Kane
Title:	Corporate Secretary

Date: December 19, 2025